Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Charles W. Sprague, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the offering by Fiserv, Inc. (the “Company”) of the securities to be issued pursuant to the terms of that certain Agreement and Plan of Merger, dated August 2, 2007, as amended (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of December, 2007.

/s/ Donald F. Dillon

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Charles W. Sprague, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the offering by Fiserv, Inc. (the “Company”) of the securities to be issued pursuant to the terms of that certain Agreement and Plan of Merger, dated August 2, 2007, as amended (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of December, 2007.

/s/ Daniel P. Kearney

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Charles W. Sprague, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the offering by Fiserv, Inc. (the “Company”) of the securities to be issued pursuant to the terms of that certain Agreement and Plan of Merger, dated August 2, 2007, as amended (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of December, 2007.

/s/ Peter J. Kight

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Charles W. Sprague, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the offering by Fiserv, Inc. (the “Company”) of the securities to be issued pursuant to the terms of that certain Agreement and Plan of Merger, dated August 2, 2007, as amended (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of December, 2007.

/s/ Gerald J. Levy

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Charles W. Sprague, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the offering by Fiserv, Inc. (the “Company”) of the securities to be issued pursuant to the terms of that certain Agreement and Plan of Merger, dated August 2, 2007, as amended (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of November, 2007.

/s/ Glenn M. Renwick

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Charles W. Sprague, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and each of them individually, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the offering by Fiserv, Inc. (the “Company”) of the securities to be issued pursuant to the terms of that certain Agreement and Plan of Merger, dated August 2, 2007, as amended (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of November, 2007.

/s/ Kim M. Robak

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Charles W. Sprague, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the offering by Fiserv, Inc. (the “Company”) of the securities to be issued pursuant to the terms of that certain Agreement and Plan of Merger, dated August 2, 2007, as amended (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of December, 2007.

/s/ Doyle R. Simons

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Charles W. Sprague, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the offering by Fiserv, Inc. (the “Company”) of the securities to be issued pursuant to the terms of that certain Agreement and Plan of Merger, dated August 2, 2007, as amended (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of December, 2007.

/s/ Thomas C. Wertheimer